EXHIBIT 99.1

Camber Energy and Viking Energy Execute Definitive Merger Agreement

Camber to Increase its Interest in Viking to 100%

HOUSTON, TX – February 18, 2021 (GlobeNewswire) – Camber Energy, Inc. (NYSE American: CEI) (“Camber”) and Viking Energy Group, Inc. (OTCQB: VKIN) (“Viking”) are pleased to announce that the parties have entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) dated as of February 15, 2021, regarding the full combination of the two entities (the “Merger”).

Camber already owns approximately 62% of Viking’s issued and outstanding common shares, and the Merger Agreement contemplates, through a reverse triangular merger structure, Camber issuing newly-issued shares of common stock in exchange for the balance of Viking’s common stock on a one-for-one basis. For example, if a Viking shareholder owns 100 shares of common stock of Viking immediately prior to closing of the Merger, the shareholder would receive 100 shares of common stock of Camber on closing of the Merger.

James Doris, President & CEO of the two companies, commented, “We are very pleased with the transactions that have been completed between Camber and Viking in the last 60 days, and are excited about this final step to fully combine the two entities, which we believe will put the organization in an even better position to increase stakeholder value.”

The Merger Agreement also contemplates each outstanding share of Series C Preferred Stock of Viking being exchanged for one share of Series A Preferred Stock of Camber, which will have the characteristics as set out in the Merger Agreement. Completion of the Merger is subject to a number of conditions, including but not limited to receipt of all required regulatory, corporate and third-party approvals, including the approval of the stockholders of each of Viking and Camber, and the fulfillment of all applicable regulatory requirements.

A copy of the Merger Agreement was included in Viking’s and Camber’s Current Reports on Form 8-K filed on February 18, 2021, with the Securities and Exchange Commission, and available under “Investors” at www.camber.energy and www.vikingenergygroup.com.

About Camber:

Based in Houston, Texas, Camber Energy (NYSE American: CEI) is a growth-oriented energy company. Through its majority-owned subsidiary, Viking Energy Group, Inc., Camber owns interests in oil and natural gas assets in the Gulf Coast and Mid-Continent regions. For more information, please visit the company’s website at www.camber.energy.

About Viking:

Viking is an independent exploration and production company focused on the acquisition and development of oil and natural gas properties in the Gulf Coast and Mid-Continent region. The company owns oil and gas leases in Texas, Louisiana, Mississippi and Kansas. Viking targets undervalued assets with realistic appreciation potential. For more information, please visit the company’s website at www.vikingenergygroup.com.

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Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the occurrence of any event, change or other circumstances that could give rise to the parties failing to complete the merger on the terms disclosed, if at all, the right of one or both of Viking or Camber to terminate the merger agreement and the result of such termination; the outcome of any legal proceedings that may be instituted against Viking, Camber or their respective directors; the ability to obtain regulatory approvals and other consents, and meet other closing conditions to the merger on a timely basis or at all, including the risk that regulatory approvals or other consents required for the merger are not obtained on a timely basis or at all, or which are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by Viking stockholders and Camber stockholders on the expected schedule; required closing conditions which may not be able to be met and/or consents which may not be able to be obtained; difficulties and delays in integrating Viking’s and Camber’s businesses; prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting the parties, including, but not limited to, as a result of the recent volatility in oil and gas prices and the status of the economy (both US and global) due to the COVID-19 pandemic and actions taken to slow the spread of COVID-19; risks that the transaction disrupts Viking’s or Camber’s current plans and operations; failing to fully realize anticipated cost savings and other anticipated benefits of the merger when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; debt of Viking and Camber and the dates such debts come due; the ability of Viking or Camber to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the combined company following the merger; the continued availability of capital and financing, prior to, and following, the Merger; the business, economic and political conditions in the markets in which Viking and Camber operate; and the fact that Viking’s and Camber’s reported earnings and financial position may be adversely affected by tax and other factors.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in Viking’s and Camber’s publicly filed reports, including Viking’s Annual Report on Form 10-K for the year ended December 31, 2019, and Viking’s Quarterly Reports on Form 10-Q for the quarters ending March 31, 2020, June 30, 2020 and September 30, 2020, and Camber’s Annual Report on Form 10-K for the year ended March 31, 2020, and Camber’s Quarterly Reports on Form 10-Q for the quarters ending June 30, 2020 and September 30, 2020.

Viking and Camber caution that the foregoing list of important factors is not complete, and they do not undertake to update any forward-looking statements that either party may make except as required by applicable law. All subsequent written and oral forward-looking statements attributable to Viking, Camber or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

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Additional Information and Where to Find It

In connection with the proposed merger, Camber will file with the SEC a registration statement on Form S-4 to register the shares of Camber’s common stock to be issued in connection with the merger. The registration statement will include a preliminary joint proxy statement/prospectus which, when finalized, will be sent to the respective stockholders of Viking and Camber seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIKING, CAMBER AND THE PROPOSED MERGER.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Viking at its website, www.vikingenergygroup.com, or from Camber at its website, www.camber.energy. Documents filed with the SEC by Viking will be available free of charge by accessing Viking’s website at www.vikingenergygroup.com under the heading “Investors,” or, alternatively, by directing a request by telephone or mail to Viking Energy Group, Inc. at 15915 Katy Freeway, Suite 450, Houston, Texas, 77094, (281) 404-4387, and documents filed with the SEC by Camber will be available free of charge by accessing Camber’s website at www.camber.energy under the heading “Investors,” or, alternatively, by directing a request by telephone or mail to Camber Energy, Inc. at 15915 Katy Freeway, Suite 450, Houston, Texas, 77094, (210) 998-4035.

Participants in the Solicitation

Viking, Camber and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective stockholders of Viking and Camber in respect of the proposed merger under the rules of the SEC. Information about Viking’s directors and executive officers is available in Viking’s Annual Report on Form 10-K for the year ended December 31, 2019. Information about Camber’s directors and executive officers is available in Camber’s Annual Report on Form 10-K for the year ended March 31, 2020 and other public reports, including its Current Report on Form 8-K filed on December 23, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Viking or Camber using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact Information

Investors and Media:
Tel. 281.404.4387 (ext.3)

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